UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23328

FLAT ROCK OPPORTUNITY FUND

(Exact name of registrant as specified in charter)

Robert K. Grunewald

Chief Executive Officer

680 S Cache Street, Suite 100

P.O. Box 7403

Jackson, WY 83001

(Address of principal executive offices) (Zip code)

(307) 500-5200

(Registrant’s telephone number, including area code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

(202) 383-0262

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 – June 30, 2022

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

June 30, 2022

Flat Rock Opportunity Fund

FLAT ROCK GLOBAL

Where Investors Come First

Flat Rock Opportunity Fund	Shareholder Letter

June 30, 2022 (Unaudited)

Fellow FROPX Shareholders:

The Flat Rock Opportunity Fund (“the Fund”) finished the first two quarters of 2022 down 2.88%, significantly outperforming competing asset classes. The Fund’s performance was positively affected by the floating-rate nature of CLO equity and the value of exposure to first lien loans that begin their lives with an approximately 50% loan to value. The negative return was primarily driven by unrealized depreciation on our CLO investments as the market’s required rate of return for CLO securities has increased since the beginning of the year. Importantly, we have not seen any material uptick in defaults or downgrades in our CLO’s loan portfolios. Since our Fund’s inception four years ago, our returns have outpaced the S&P 500 Index with approximately 1/3 of the volatility.

Fund Performance (Net)

	YTD	2021	Annualized Return From Inception on	Standard Deviation From Inception on
Fund Performance (Net)	6/30/2022	Full Year	7/2/2018	7/2/2018
Flat Rock Opportunity Fund	-2.88%	24.14%	11.42%	7.25%
S&P 500 Index	-19.96%	28.71%	10.48%	22.30%
Bloomberg US High Yield Bond Index	-14.19%	5.28%	2.04%	6.25%
S&P / LSTA Leveraged Loan Index	-4.55%	5.20%	2.55%	4.24%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

In our CLOs, the loans are floating rate based on LIBOR or SOFR and the rate resets every one to six months. While the potential for higher rates is negative for equities and fixed income securities, over time we expect that CLO equity should benefit from higher interest rates.

At quarter end, 92.5% of our CLOs were still in their reinvestment periods, as measured by fair market value. A CLO’s loans prepay at par when the loan is refinanced, the company is acquired, or the company does a large acquisition. During the reinvestment period the collateral manager takes the cash inflows from loan repayments and uses them to buy new loans. Investor concern over the war in Ukraine and the potential for an economic hard landing has resulted in the S&P LSTA Leveraged Loan Index trading at discounted levels this year. We believe that these discounted loan levels give our CLO managers the ability to buy loans at prices well below what we would have initially expected, potentially increasing CLO equity returns over time.

Semi-Annual Report | June 30, 2022	1

Flat Rock Opportunity Fund	Shareholder Letter

June 30, 2022 (Unaudited)

Standard & Poors / LSTA Leveraged Loan Index Price

While our CLOs are buying in discounted loans, they are benefitting from CLO debt financing costs which were put in place before the market’s dislocation and that can remain in place until the CLO is wound up, potentially as long as seven years from today.

The Fund has grown to over $260 million of assets at fair market value on June 30, 2022. We believe Fund growth has primarily been driven by investors seeking exposure to first lien, secured loans via CLO technology. However, we believe our investors also see merit in the interval fund structure. Our Fund offers investors a published daily Net Asset Value, SEC regulation and reporting, minimum 5% quarterly liquidity, and the ability to invest directly into a diversified fund using our ticker, FROPX.

As always, if you have any questions, feel free to reach out.

Sincerely,

Robert Grunewald

Chief Executive Officer and Founder

Glossary: Standard Deviation is measure that provides the dispersion around a mean. The S&P 500 Index or the Standard & Poor’s 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The S&P LSTA Leveraged Loan Index is a market value weighted index designed to capture the performance of the U.S. leveraged loan market. The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes bonds from emerging markets.

2	www.flatrockglobal.com

Flat Rock Opportunity Fund	Shareholder Letter

June 30, 2022 (Unaudited)

Consider the investment risks, charges, and expenses of the Fund carefully before investing. Other information about the Fund may be obtained at https://flatrockglobal.com/flat-rock-opportunity-fund/. Please read it carefully.

The Fund is suitable for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for our shares; liquidity for our shares will be provided only through quarterly repurchase offers for no less than 5% of and no more than 25% of our shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these limited restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risks, including the risk that shareholder may lose part or all of their investment. We intend to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans. Our investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a returns of capital or borrowing. The amount of distributions that we may pay, if any, is uncertain. Alps Distributors Inc. serves as our principal underwriter, within the meaning of the 1940 Act, and will act as the distributor of our shares on a best efforts’ basis, subject to various conditions.

Semi-Annual Report | June 30, 2022	3

Flat Rock Opportunity Fund	Portfolio Update

June 30, 2022 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Opportunity Fund’s (“the Fund”) investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE OVERVIEW

For the six month period ended June 30, 2022, the Fund returned -2.86%. During that same period, the S&P BDC Total Return Index returned -11.13% and the S&P 500 Index returned -19.96%.

PERFORMANCE as of June 30, 2022

	6 Month	1 Year	3 Year	Since Inception(1)
Flat Rock Opportunity Fund(2)	-2.86%	6.05%	12.70%	11.44%
S&P BDC Total Return Index(3)	-11.13%	-4.71%	6.11%	6.54%
S&P 500 Index(4)	-19.96%	-10.62%	10.60%	10.48%

(1)	The Fund commenced operations on July 2, 2018.
(2)	Performance returns are net of management fees and other Fund expenses.
(3)	The S&P BDC Total Return Index is designed to track leading business development companies (“BDCs”) that trade on major U.S. exchanges. BDCs are publicly traded private equity firms that invest equity and debt capital in small and mid-sized businesses, and make managerial assistance available to portfolio companies. Constituent companies are BDCs that meet minimum market capitalization and liquidity requirements. The index uses a capped market capitalization weighting scheme. Modifications are made to market cap weights, if required, to reflect available float, while applying single stock capping to the index constituents.
(4)	The Standard & Poor’s 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 large-capitalization stocks primarily traded on the New York Stock Exchange.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

Flat Rock Opportunity Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Fund’s investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

4	www.flatrockglobal.com

Flat Rock Opportunity Fund	Portfolio Update

June 30, 2022 (Unaudited)

ASSET ALLOCATION as of June 30, 2022^

^	Holdings are subject to change.

Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of June 30, 2022

% of Total Investments**
Brightwood CLO Warehouse	8.75%
Churchill Middle Market CLO III, Ltd.	7.43%
Woodmont 2022-9 Trust	6.49%
Great Lakes CLO 2014-1, Ltd.	5.71%
TCP Whitney CLO, Ltd.	4.39%
TCW CLO 2021-2, Ltd.	3.76%
Monroe Capital MML CLO VII, Ltd.	3.57%
Meadowvest CLO Warehouse	3.34%
New Mountain CLO 1, Ltd.	3.28%
Dryden 76 CLO, Ltd.	2.92%
49.63%

*	Holdings are subject to change and exclude cash equivalents.
**	Percentages are based on the fair value of total investments of the Fund.

Semi-Annual Report | June 30, 2022	5

Flat Rock Opportunity Fund	Portfolio Update

June 30, 2022 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on July 2, 2018 (commencement of operations) and tracking its progress through June 30, 2022.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

6	www.flatrockglobal.com

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2022 (Unaudited)

				Principal
	Rate		Maturity	Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(c)(d)(e)- 135.74%
Allegro CLO XIV, Ltd., Subordinated Notes	16.37	%(f)	10/15/2034	$9,000,000	$6,240,871
ALM 2020, Ltd., Subordinated Notes	13.44	%(f)	10/15/2029	8,000,000	4,662,726
Ares LIX CLO, Ltd., Subordinated Notes	17.30	%(f)	04/25/2034	8,000,000	6,238,569
Bain Capital Credit CLO 2021-3, Ltd., Subordinated Notes	14.25	%(f)	07/24/2034	8,000,000	5,710,030
Bain Capital Credit CLO 2021-3A, Ltd., Subordinated Notes Side Letter	14.55	%(f)	07/24/2034	300,000	280,301
Barings Middle Market CLO Ltd 2021-I, Subordinated Notes	17.03	%(f)	07/20/2033	3,240,000	3,185,324
Benefit Street Partners CLO XXV, Ltd., Subordinated Notes	15.02	%(f)	01/15/2035	9,246,257	6,652,408
BlackRock Baker CLO 2021-1, Ltd., Class VDN	23.01	%(f)	01/15/2034	7,347,140	2,204,853
BlackRock Elbert CLO V LLC, Subordinated Notes	16.42	%(f)	06/15/2034	6,500,000	5,538,741
Brightwood CLO Warehouse(g)	14.90	%(f)	12/31/2049	23,125,000	23,125,000
Churchill Middle Market CLO III, Ltd., Subordinated Notes	16.14	%(f)	10/24/2033	21,500,000	19,633,794
Churchill Middle Market CLO IV, Ltd., Subordinated Notes	14.05	%(f)	01/23/2032	7,000,000	4,600,766
Dryden 33 Senior Loan Fund, Subordinated Notes	88.78	%(f)	04/15/2029	10,000,000	73,000
Dryden 76 CLO, Ltd., Subordinated Notes	16.43	%(f)	10/20/2034	11,300,000	7,731,663
Dryden 92 CLO, Ltd., Subordinated Notes	15.15	%(f)	11/20/2034	10,000,000	7,513,069
Great Lakes CLO 2014-1, Ltd., Subordinated Notes	16.17	%(f)	10/15/2029	26,740,000	15,099,668
KKR CLO 31, Ltd., Subordinated Notes	18.20	%(f)	04/20/2034	6,000,000	4,927,862
LCM 32, Ltd., Subordinated Notes	16.49	%(f)	07/20/2034	6,000,000	4,258,357
LCM 34, Ltd., Income Notes	16.16	%(f)	10/20/2034	8,696,000	6,133,718
LCM 34, Ltd., Subordinated Notes, Class SUB2	15.15	%(f)	10/20/2034	659,110	92,335
Maranon Loan Funding 2021-3, Ltd., Subordinated Notes	23.90	%(f)	01/15/2034	10,000,000	2,725,000
Marble Point CLO XVIII, Ltd., Income Notes	13.68	%(f)	10/15/2034	5,000,000	3,461,116
Marble Point CLO XX, Ltd., Income Notes	13.92	%(f)	04/23/2034	6,000,000	3,846,210
Meadowvest CLO Warehouse(g)	20.28	%(f)	12/31/2049	8,823,530	8,823,530
New Mountain CLO 1, Ltd., Subordinated Notes	14.55	%(f)	10/15/2034	10,520,364	8,684,024

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	7

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2022 (Unaudited)

				Principal
	Rate		Maturity	Amount	Value
Oaktree CLO 2019-2, Ltd., Subordinated Notes	23.89	%(f)	04/15/2031	$5,000,000	$2,151,430
Oaktree CLO 2019-4, Ltd., Subordinated Notes	15.33	%(f)	10/20/2032	9,000,000	5,575,971
OCP CLO 2020-20, Ltd., Subordinated Notes	17.27	%(f)	10/09/2033	6,000,000	4,522,633
Regatta Echo CLO Warehouse(g)	20.00	%(f)	12/31/2049	6,250,000	6,250,000
Symphony XXX, Ltd. CLO(g)	20.28	%(f)	12/31/2049	6,093,116	6,093,116
TCP Whitney CLO, Ltd., Subordinated Notes	20.29	%(f)	08/20/2033	11,500,000	8,530,181
TCP Whitney CLO, Ltd., Subordinated Notes, Class SUB2	15.61	%(f)	08/20/2033	3,575,762	3,079,184
TCW CLO 2021-2, Ltd., Income Notes	16.44	%(f)	07/25/2034	7,000,000	4,596,520
TCW CLO 2021-2, Ltd., Subordinated Notes	16.44	%(f)	07/25/2034	8,125,000	5,335,248
Voya CLO 2021-1, Ltd., Income Notes	15.78	%(f)	07/15/2034	6,960,000	5,291,422
Voya CLO 2022-1, Ltd., Subordinated Notes	14.33	%(f)	04/20/2035	8,000,000	7,099,713
Woodmont 2022-9 Trust, Subordinated Notes	17.27	%(f)	04/25/2034	17,155,000	17,155,000
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $252,630,341)					$237,123,353

COLLATERALIZED LOAN OBLIGATIONS DEBT(b)(c)(d)(e)- 14.80%
BlackRock Baker CLO 2021-1, Ltd., Class E	3M US L + 8.00%		01/15/2034	4,323,507	4,105,478
Maranon Loan Funding 2021-3, Ltd., Class E	3M US L + 8.00%		01/15/2034	6,100,000	5,528,844
Monroe Capital MML CLO VII, Ltd., Class E	3M US L + 7.25%		11/22/2030	10,000,000	9,428,000
Mount Logan Funding 2018-1 LP, Class ER	3M US L + 8.46%		01/22/2033	4,250,000	3,973,750
NewStar Fairfield Fund CLO, Ltd., Class DN	3M US L + 7.38%		04/20/2030	3,000,000	2,815,932
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $26,732,220)					$25,852,004

See Notes to Financial Statements.
8	www.flatrockglobal.com

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2022 (Unaudited)

	Rate	Shares	Value
SHORT TERM INVESTMENTS(b) - 1.00%
Money Market Fund - 1.00%
First American Government Obligations Fund	(7 Day Yield 1.28%)	1,753,600	$1,753,600

TOTAL SHORT TERM INVESTMENTS
(Cost $1,753,600)			$1,753,600

TOTAL INVESTMENTS - 151.54%
(Cost $281,116,161)			$264,728,957
LIABILITIES IN EXCESS OF OTHER ASSETS - (51.54)%			(90,043,476)
NET ASSETS - 100.00%			$174,685,481

(a)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $237,123,353, which represents 135.74% of net assets as of June 30, 2022.

(b)	All or a portion of the security has been pledged as collateral in connection with the credit facility with certain funds and accounts managed by Eagle Point Credit Management, LLC (the “Credit Facility”). At June 30, 2022, the value of securities pledged amounted to $264,728,957, which represents approximately 151.55% of net assets.

(c)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.
(d)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $262,975,357, which represents 150.54% of net assets as of June 30, 2022.

(f)	Estimated yield.
(g)	Positions represent investments in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

3M US L - 3 Month LIBOR as of June 30, 2022 was 2.29%

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	9

Flat Rock Opportunity Fund	Statement of Assets and Liabilities
June 30, 2022 (Unaudited)

ASSETS:
Investments, at fair value (Cost: $281,116,162)	$264,728,957
Interest receivable	10,431,515
Prepaid loan commitment fees	674,282
Receivable for fund shares sold	236,280
Fee rebate	109,604
Receivable for securities sold	55,171
Prepaid fees for Trustees and Officers	3,000
Prepaid expenses and other assets	629,157
Total Assets	276,867,966
LIABILITIES:
Payable to custodian	447,909
Credit Facility, net (see Note 9)	55,125,000
Mandatorily redeemable preferred stock (net of deferred financing costs of $815,428)(a)	44,137,604
Incentive fee payable	1,424,851
Accrued interest expense	493,806
Management fee payable	318,535
Distributions payable on redeemable preferred stock	117,536
Other accrued expenses	29,108
Payable for audit and tax service fees	28,835
Payable for fund accounting and administration fees	28,018
Payable to transfer agent	22,640
Payable for custodian fees	8,643
Total Liabilities	102,182,485
Net Assets	$174,685,481
NET ASSETS CONSIST OF:
Paid-in capital	$180,040,258
Total distributable earnings	(5,354,777)
Net Assets	$174,685,481
PRICING OF SHARES:
Net Assets	$174,685,481
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	8,763,809
Net Asset Value Per Share and Offering Price Per Share	$19.93

(a)	$10,000 liquidation value per share. 4,500 shares authorized, issued and outstanding.

See Notes to Financial Statements.
10	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statement of Operations
For the Six Months Ended June 30, 2022 (Unaudited)

INVESTMENT INCOME:
Interest income	$23,810,329
Dividend income	10,307
Total Investment Income	23,820,636

EXPENSES:
Management fees	1,800,396
Incentive fees	2,745,387
Interest on credit facility	1,313,808
Distributions on redeemable preferred stock	1,241,953
Transfer agent fees and expenses	186,419
Accounting and administration fees	185,641
Loan issuance costs	109,565
Legal fees	53,632
Amortization of deferred financing costs	51,022
Audit and tax service fees	50,085
Custodian expenses	13,413
Printing expenses	13,407
Registration expenses	13,254
Trustee expenses	9,975
Insurance expenses	9,010
Miscellaneous expenses	218
Total Expenses	7,797,185
Net Investment Income	16,023,451

REALIZED AND UNREALIZED GAIN/LOSS:
Net realized gain on:
Investments	205,412
Net change in unrealized appreciation/depreciation on:
Investments	(21,297,303)
Net Realized and Unrealized Loss on Investments	(21,091,891)
Net Decrease in Net Assets Resulting from Operations	$(5,068,440)

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	11

Flat Rock Opportunity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$16,023,451	$16,180,569
Net realized gain	205,412	4,330,817
Net change in unrealized appreciation/depreciation	(21,297,303)	1,745,564
Net increase/(decrease) in net assets resulting from operations	(5,068,440)	22,256,950

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions paid	(14,224,859)	(11,698,681)
Decrease in net assets from distributions to shareholders	(14,224,859)	(11,698,681)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	40,733,032	86,693,915
Reinvestment of distributions	4,488,307	3,491,481
Cost of shares repurchased	(16,956,610)	(14,204,916)
Net increase in net assets from capital share transactions	28,264,729	75,980,480

Net Increase in Net Assets	8,971,430	86,538,749

NET ASSETS:
Beginning of period	165,714,051	79,175,302
End of period	$174,685,481	$165,714,051

OTHER INFORMATION:
Share Transactions:
Shares sold	1,906,376	3,930,278
Shares issued in reinvestment of distributions	207,102	158,927
Shares repurchased	(809,948)	(648,727)
Net increase in shares outstanding	1,303,530	3,440,478

See Notes to Financial Statements.
12	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statement of Cash Flows
For the Six Months Ended June 30, 2022 (Unaudited)

CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(5,068,440)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(109,154,408)
Proceeds from sale of investment securities	20,675,081
Amortization of premium and accretion of discount on investments, net	10,243,844
Net proceeds from disposition of short term investment securities, net	12,245,939
Net realized (gain) on:
Investments	(205,412)
Net change in unrealized appreciation on:
Investments	21,297,303
(Increase)/Decrease in assets:
Interest receivable	(3,106,173)
Prepaid loan commitment fees	(70,435)
Prepaid fees for Trustees and Officers	(3,000)
Prepaid expenses and other assets	(588,905)
Increase/(Decrease) in liabilities:
Accrued interest expense	(493,027)
Incentive fee payable	594,058
Management fee payable	66,693
Payable for fund accounting and administration fees	12,410
Accrued commitment fees on credit facility	(43,467)
Payable for custodian fees	7,168
Payable for audit and tax service fees	(29,665)
Payable to transfer agent	12,922
Distributions payable on redeemable preferred stock	55,036
Payable to trustees and officers	(25)
Payable for excise tax	(622,142)
Other accrued expenses	(256,119)
Net cash used in operating activities	(54,430,764)
CASH FLOWS RESULTING FROM FINANCING ACTIVITIES:
Payments to custodian	447,909
Proceeds from shares sold	43,040,495
Proceeds from issuance mandatorily redeemable preferred stock (net of deferred financing costs of $815,428)	19,510,522
Cost of shares repurchased	(16,956,610)
Borrowings on credit facility	21,125,000
Payments on credit facility	(3,000,000)
Cash distributions paid	(9,736,552)
Net cash provided by financing activities	54,430,764
Net increase in cash	–
Cash, beginning of period	$–
Cash, end of period	$–
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$4,488,307
Cash paid for interest on credit facility during the period was:	$1,806,835

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	13

Flat Rock Opportunity Fund	Financial Highlights
For a share outstanding throughout the periods presented

	For the Six Months Ended June 30, 2022 (Unaudited)		For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018
Net asset value - beginning of period	$22.29		$19.70	$19.48	$19.06	$20.00
Income/(loss) from investment operations:
Net investment income(a)	1.91		3.03	2.16	2.16	0.99
Net realized and unrealized gain/(loss) on investments	(2.59)		1.69	0.24	0.26	(1.26)
Total income/(loss) from investment operations	(0.68)		4.72	2.40	2.42	(0.27)
Less distributions:
From net investment income	(1.68)		(2.13)	(2.18)	(2.00)	(0.67)
Total distributions	(1.68)		(2.13)	(2.18)	(2.00)	(0.67)
Net increase/(decrease) in net asset value	(2.36)		2.59	0.22	0.42	(0.94)
Net asset value - end of period	$19.93		$22.29	$19.70	$19.48	$19.06
Total Return(b)	(3.08	)%(c)	24.75%	14.50%	13.24%	(1.44	)%(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$174,685		$165,714	$79,175	$45,007	$16,262
Ratios to Average Net Assets (including interest on credit facility and distributions on redeemable preferred stock)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	8.56	%(e)	7.62%	5.23%	3.67%	0.89	%(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	8.56	%(e)	7.62%	5.37%	4.93%	7.51	%(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	17.60	%(e)	13.92%	12.37%	11.02%	9.99	%(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	17.60	%(e)	13.92%	12.23%	9.76%	3.36	%(e)

See Notes to Financial Statements.
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Flat Rock Opportunity Fund	Financial Highlights
For a share outstanding throughout the periods presented

	For the					For the Period
	Six Months					July 2, 2018
	Ended		For the	For the	For the	(Commencement
	June 30,		Year Ended	Year Ended	Year Ended	of Operations) to
	2022		December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2021	2020	2019	2018
Ratios to Average Net Assets (excluding interest on credit facility and distributions on redeemable preferred stock)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	7.12%		5.61%	4.53%	N/A	N/A
Ratio of expenses to average net assets excluding fee waivers and reimbursements	7.12%		5.61%	4.67%	N/A	N/A
Ratio of net investment income to average net assets including fee waivers and reimbursements	19.04%		15.92%	13.07%	N/A	N/A
Ratio of net investment income to average net excluding fee waivers and reimbursements	19.04%		15.92%	12.93%	N/A	N/A

Portfolio turnover rate	8	%(c)	99%	43%	52%	131	%(c)

Credit Facility:
Aggregate principal amount, end of period (000s):	55,125		37,000	21,890	–	–
Asset coverage, end of period per $1,000:(f)	4,178		5,505	4,627	–	–

Redeemable Preferred Stock:
Liquidation value, end of period (000s):	45,000		25,000	–	–	–
Asset coverage, end of period per $1,000:(g)	2,745		3,690	–	–	–

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Interest expense relates to the Fund’s Credit Facility (see Note 9) and includes amortization of debt issuance costs.
(e)	Annualized.

(f)	Calculated by subtracting the Fund’s total liabilities (excluding the Credit Facility and accumulated unpaid interest on Credit Facility) from the Fund’s total assets and dividing by the outstanding Credit Facility balance.

(g)	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatorily Redeemable Preferred Stock including distributions payable on Mandatorily Redeemable Preferred Stock and the Credit Facility and accumulated unpaid interest on Credit Facility) from the Fund’s total assets and dividing by the liquidation value of the Mandatorily Redeemable Preferred Stock and the outstanding Credit Facility balance.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	15

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2022 (Unaudited)

1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was formed as a Delaware statutory trust on February 12, 2018 and operates pursuant to an Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock have been classified as debt on the Statement of Assets and Liabilities. Refer to “Note 10. Mandatorily Redeemable Preferred Stock” for further details.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

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Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2022 (Unaudited)

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund’s Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the valuation policy to the Flat Rock Global, LLC (the “Adviser”).

If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, the Fund’s NAV will reflect certain portfolio investment’s fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund primarily invests in junior debt or equity tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers the indicative prices provided by a recognized industry pricing service as a primary source for its CLO debt and equity positions, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles.

Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, the Adviser considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, payment defaults, if any, and covenant cushions. In periods of illiquidity and volatility, the Adviser may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be considered by the Adviser in making its fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Adviser will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Adviser expects to evaluate the impact of valuation reports from third-party valuation firms and factor them into its consideration of fair value.

The Fund may also invest directly in Senior Loans (either in the primary or secondary markets). Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or another commercially reasonable method selected by an independent, third party pricing service or by using broker quotations.

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Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2022 (Unaudited)

For each Senior Loan where market quotations are not readily available, the Fund will obtain a valuation from a third-party valuation firm each quarter when it receives financial updates from portfolio companies. Valuations will be updated whenever material information is received from portfolio companies. As a proxy for discount rates and market comparables, the Adviser will look to the S&P/LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”) for significant price movements. The LSTA Index is a market value-weighted index designed to track the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If the LSTA index cumulative change is greater than 1% or less than -1% from the completion date of the most recent valuation, then the Adviser will adjust the value of the Senior Loan by 20% of the LSTA Index change. For example, if the LSTA Index trades down or up by 5%, then the Adviser will adjust the value of the Senior Loans by 1% to mirror the LSTA Index. Furthermore, if the LSTA Index moves another 1% (over 2% cumulative change) in either direction, then the Adviser will further adjust the value based on the aforementioned methodology.

In addition, the values of the Fund’s Senior Loans are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Adviser will monitor these estimates daily and update them as necessary if macro or individual changes warrant any adjustments. To the extent adjustments are necessary, the Senior Loans may be valued based on prices supplied by a pricing agent(s), based on broker or dealer supplied valuations, based on model pricing, or based on matrix pricing, which is a method of valuing securities or other assets by reference to the value of other securities or other assets with similar characteristics, such as rating, interest rate and maturity. Each quarter, each Senior Loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan after its most recent quarterly valuations and income are reported. The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

As of and during the six month ended June 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

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Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2022 (Unaudited)

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or penalties.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of CLO funds is recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 -	Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Semi-Annual Report | June 30, 2022	19

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2022 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of June 30, 2022:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations
Equity	$–	$–	$237,123,353	$237,123,353
Collateralized Loan Obligations
Debt	–	–	25,852,004	25,852,004
Short Term Investments	1,753,600	–	–	1,753,600
Total	$1,753,600	$–	$262,975,357	$264,728,957

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of June 30, 2022:

	Collateralized Loan	Collateralized Loan
	Obligations Debt	Obligations Dequity	Total
Balance as of December 31, 2021	$192,608,658	$13,278,278	$205,886,936
Accrued Discount/Premium	(10,356,645)	112,960	(10,243,685)
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	(20,332,755)	(964,547)	(21,297,302)
Purchases	105,729,095	13,425,313	119,154,408
Sales Proceeds	(30,525,000)	–	(30,525,000)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of June 30, 2022	$237,123,353	$25,852,004	$262,975,357
Net change in unrealized appreciation/(depreciation) included in Statements of Operations attributable to Level 3 investments held at June 30, 2022	$(20,332,755)	$(964,546)	$(21,297,301)

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Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2022 (Unaudited)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2022:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Collateralized Loan Obligations Equity	$163,274,505	Third-party vendor pricing service*	Broker Quotes	N/A
	$73,848,847	Recent transaction	Acquisition Cost	N/A
Collateralized Loan Obligations Debt	$25,852,004	Third-party vendor pricing service*	Broker Quotes	N/A
	$–	Recent transaction	Acquisition Cost	N/A

*	The Fund generally uses prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Trustees in conjunction with additional information compiled by the Adviser, including performance and covenant compliance.

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid monthly in arrears, calculated based on the average daily value of total assets during such period.

In addition to the management fee, the Adviser in entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s Repurchase Program.

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Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2022 (Unaudited)

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

●	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.00% per quarter (or an annualized rate of 8.00%);

●	100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.352%. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.352%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 2.352% in any calendar quarter; and

●	15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.352% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent and receives customary fees from the Fund for such services.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

U.S. Bank N.A. serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund.

ALPS, DST Systems Inc., U.S. Bank N.A., and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of March, June, September and December. A Repurchase Offer Notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the Repurchase Request Deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

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Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2022 (Unaudited)

During the six months ended June 30, 2022, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	February 11, 2022	May 19, 2022
Repurchase Request Deadline	March 17, 2022	June 23, 2022
Repurchase Pricing Date	March 17, 2022	June 23, 2022
Amount Repurchased	$7,199,288	$9,711,530
Shares Repurchased	325,454	482,440

6. PORTFOLIO INFORMATION

Purchases and sales of securities for the six months ended June 30, 2022, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$109,154,408	$20,525,000

7. TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2021, was as follows:

		Distributions
		paid from
Ordinary	Tax-Exempt	Long-Term	Return of
Income	Income	Capital Gain	Capital	Total
$11,698,681	$–	$–	$–	$11,698,681

Semi-Annual Report | June 30, 2022	23

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2022 (Unaudited)

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of June 30, 2022, with differences related to passive foreign investment companies, controlled foreign corporations and partnership interests, was as follows:

Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$1,723,435	$(18,110,639)	$(16,387,204)	$264,728,957

8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

CLO Risk: Investments in CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, at the time of issuance, the CLO may not be fully invested. Until the CLO is fully invested, the debt service of the CLO may exceed the amount of interest earned from the CLO’s portfolio. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

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Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2022 (Unaudited)

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

LIBOR Risk: Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase- out period that began in early 2022. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. While some instruments tied to LIBOR may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many floating rate instruments. On March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the U.S. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The legislation also creates a safe harbor that shields lenders from litigation if they choose to utilize a replacement rate recommended by the Board of Governors of the Federal Reserve. There is, however, no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/ or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Semi-Annual Report | June 30, 2022	25

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2022 (Unaudited)

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. For example, the COVID-19 pandemic and restrictive measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, or the re-introduction of business shutdowns, cancellations of events and restrictions on travel, significant reductions in demand for certain goods and services, reductions in business activity and financial transactions, supply chain interruptions, labor shortages and overall economic and financial market instability both globally and in the United States. In addition, Russia’s recent military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this Prospectus. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

9. BORROWINGS

On September 18, 2020, the Fund entered into the Credit Facility Agreement with certain funds and accounts managed by Eagle Point Credit Management, LLC, pursuant to which the Lenders agreed to provide the Fund with a term loan of $20,000,000 and a revolver of $2,500,000. On January 5, 2021, the term loan was increased to $25,000,000 and the revolver was increased to $3,125,000. On August 16, 2021, the term loan was increased to $37,000,000 and the revolver was increased to $4,625,000. On May 31, 2022, the term loan was increased to $49,000,000 and the revolver was increased to $6,125,000. The maximum amount outstanding during the six month period was $55,125,000.

As of June 30, 2022, the Fund had drawn down $49,000,000 from the term loan and $6,125,000 from the revolver. The Fund is charged an interest rate of 6.90% on the initial $28,125,000 tranche and 6.00% on the second $27,000,000 tranche, provided that the Fund maintains an investment grade credit rating from a nationally recognized statistical ratings organization, which was the case for each day for the six months ended June 30, 2022. The Fund is charged a fee on the average daily unused balance of the Credit Facility of 0.75%. The average balance outstanding and weighted average interest rate for the six months ended June 30, 2022 was $39,444,392 and 6.72%, respectively.

26	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2022 (Unaudited)

10. MANDATORILY REDEEMABLE PREFERRED STOCK

At June 30, 2022, the Fund had issued and outstanding 2,500 shares of Series A Term Preferred Shares, and 2,000 shares of Series B Term Preferred Shares. Both the Series A and Series B Term Preferred shares have a liquidation preference of $10,000 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 2,000 and 500 shares of Series A Term Preferred Shares on October 27, 2021 and December 3, 2021, respectively. The Fund issued 2,000 shares of Series B Term Preferred Shares on January 28, 2022. The Series A Term Preferred Shares are entitled to a dividend at a rate of 6.00% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series B Term Preferred Shares are entitled to a dividend at a rate of 5.85% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series A Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on October 27, 2022 for the initial 2,000 shares issued, and December 3, 2022 for the add-on 500 shares issued. The Series B Term Preferred shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on January 28, 2022. Debt issuance costs related to Series A Preferred Shares of $380,131 are deferred and amortized over the period the Series A Term Preferred Shares are outstanding. Debt issuance costs related to Series B Preferred Shares of $510,000 are deferred and amortized over the period the Series B Term Preferred Shares are outstanding.

Series	Mandatory Redemption Date	Annual Dividend Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series A	December 15, 2029	6.00%	2,500	$25,000,000	$25,000,000
Series B	March 15, 2029	5.85%	2,000	$20,000,000	$20,000,000

11. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was effective as of July 2, 2018, and was first applied to the reinvestment of cash distributions paid on or after, October 26, 2018.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in shares at a price equal to the net asset value per share of the Shares as of such date.

12. COMMITMENTS

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Semi-Annual Report | June 30, 2022	27

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2022 (Unaudited)

The following table represents the Fund’s unfunded commitments on CLO’s held by the Fund as of June 30, 2022:

	Redemption Frequency/ Expiration Date	As of June 30, 2022
Meadowvest CLO Warehouse, Ltd.		$1,176,470
Regatta Echo CLO, Ltd.	N/A	3,906,884
Symphony CLO XXX, Ltd.	N/A	3,750,000
		$8,833,355

13. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective upon issuance and can be applied through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Fund’s financial statements and disclosures.

14. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

Subsequent to June 30, 2022, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 8, 2022	July 8, 2022	July 11, 2022	$0.221
August 9, 2022	August 8, 2022	August 10, 2022	$0.221

28	www.flatrockglobal.com

Flat Rock Opportunity Fund	Additional Information
June 30, 2022 (Unaudited)

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the U.S. Securities and Exchange Commission (“SEC”) on Form N-PORT within 60 days after the end of the Fund’s first and third quarters. Copies of the Fund’s Form N-PORT (and its predecessor, Form N-Q) are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE (Rev. Feb. 2022)

FACTS	WHAT DOES FLAT ROCK OPPORTUNITY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	Social Security number	Purchase History
	Assets	Account Balances
	Retirement Assets	Account Transactions
	Transaction History	Wire Transfer Instructions
Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Core Income Fund chooses to share; and whether you can limit this sharing.

Semi-Annual Report | June 30, 2022	29

Flat Rock Opportunity Fund	Additional Information
June 30, 2022 (Unaudited)

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION		Does Flat Rock Opportunity Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes — to offer our products and services to you		No	We don’t share
For joint marketing with other financial companies		No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences		No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness		No	We don’t share
For nonaffiliates to market to you		No	We don’t share
QUESTIONS?	Call (307) 500-5200

30	www.flatrockglobal.com

Flat Rock Opportunity Fund	Additional Information
June 30, 2022 (Unaudited)

WHO WE ARE
Who is providing this notice?	Flat Rock Opportunity Fund
WHAT WE DO
How does Flat Rock Opportunity Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Flat Rock Opportunity Fund collect my personal information?	We collect your personal information, for example, when you
	●	Open an account
	●	Provide account information
	●	Give us your contact information
	●	Make deposits or withdrawals from your account
	●	Make a wire transfer
	●	Tell us where to send the money
	●	Tells us who receives the money
	●	Show your government-issued ID
	●	Show your driver’s license

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

	●	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	●	Affiliates from using your information to market to you
	●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Semi-Annual Report | June 30, 2022	31

Flat Rock Opportunity Fund	Additional Information
June 30, 2022 (Unaudited)

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	●	Flat Rock Opportunity Fund does not share with our affiliates for marketing purposes.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	●	Flat Rock Opportunity Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	●	Flat Rock Opportunity Fund doesn’t jointly market.

32	www.flatrockglobal.com

Flat Rock Opportunity Fund	Renewal of Investment Advisory Agreement
June 30, 2022 (Unaudited)

At a meeting of the Board of Trustees held on February 25, 2022, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act (the “Independent Trustees”)), considered and approved the continuance of the Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) between Flat Rock Global, LLC (the “Adviser”) and the Fund.

The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that the Adviser was formed in 2016 and, as of December 31, 2021, had assets under management of over $400 million. The Board considered the services rendered by the Adviser, noting that the Adviser was responsible for carrying out the Fund’s investment programs, including determining which securities should be purchased, sold or exchanged. The Board discussed the personnel of the Adviser, in particular the Adviser’s key personnel and the depth of their investment experience. The Board reviewed the materials provided by the Adviser and concluded that the Adviser had sufficient quality and depth of personnel, resources and compliance policies and procedures to perform its duties under the Investment Advisory Agreement.

Performance. The Board reviewed the performance of the Fund, noting that for the one year, and since inception periods, the Fund returned 24.05% and 14.07%, respectively. The Board further noted that, while the Fund underperformed its peer group over the one year period, it has outperformed its peer group since inception. Additionally, the Board noted that the Opportunity Fund had outperformed the Bloomberg US High Yield Index for both periods.

Fees and Expenses. The Board reviewed the Fund’s fee structure, including its base management fee and income incentive fee as well as its net expense ratio, noting that the fee structure (1.375% management fee and income incentive fees) as well as a net expense ratio of 7.51% were below the peer group average. The Board then reviewed the incentive fee for the Fund, noting that the Fund is subject to an annualized hurdle rate of 8.00%. The Board concluded that the incentive fees were reasonable in light of the services provided by the Adviser.

Profitability. The noted that, as the Fund grew in assets during 2021, the Adviser profited from its relationship with the Fund. The Board discussed the expected profits of the Adviser going forward, noting that the Adviser expected to see a modest profit as assets under management increased. The Board concluded that the Adviser’s expected profits were reasonable in light of the services provided by the Adviser.

Economies of Scale. The Board discussed that the Fund was not yet experiencing economies of scale. The Board concluded that it would continue to discuss economies of scale as the Fund grew in size.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of legal counsel, the Board determined that the continuation of the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

Semi-Annual Report | June 30, 2022	33

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for the Flat Rock Opportunity Fund.

(b)	Not applicable to Registrant.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable to Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAT ROCK OPPORTUNITY FUND

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	September 6, 2022

By:	/s/ Ryan Ripp
Ryan Ripp
Chief Financial Officer (Principal Financial Officer)

Date:	September 6, 2022